SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2004


                            LOEHMANN'S HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-31787                   13-4129380
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File No.)              Identification No.)


2500 Halsey Street, Bronx,  NY                                  10461
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)    Exhibits
                 --------

                 99.1      Press Release dated April 8, 2004


Item 12.  Results of Operations and Financial Condition

          On April 8, 2004 Loehmann's Holdings, Inc. (the "Company") issued a press release announcing the Company's financial results for the fiscal year ended January 31, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2004

                                     LOEHMANN'S HOLDINGS, INC.



                                     By: /s/ Robert Glass
                                         ----------------------------------
                                         Name:  Robert Glass
                                         Title: Chief Operating Officer, Chief
                                                Financial Officer and Secretary

                                  Exhibit Index



          Exhibits      Description
          --------      -----------

          99.1          Press Release dated April 8, 2004